                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                           ---------------------------




                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




      Date of Report (Date of earliest event reported): SEPTEMBER 21, 1999




                              HRPT PROPERTIES TRUST
               (Exact name of registrant as specified in charter)




           MARYLAND                     1-9317                    04-6558834
        (State or other            (Commission file             (IRS employer
        jurisdiction of                number)               identification no.)
        incorporation)


     400 CENTRE STREET, NEWTON, MASSACHUSETTS                       02458
    (Address of principal executive offices)                     (Zip code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  617-332-3990



                 (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.
         -------------

     INTRODUCTION.

     In its Current Reports on Form 8-K dated December 23, 1998 and July 30, 1999, HRPT Properties Trust ("HRP") announced a plan for a possible separate financing of certain senior housing properties which would include a public offering of common shares of a subsidiary ("Senior Housing") and/or a distribution to HRP's shareholders of common shares of that subsidiary. On September 21, 1999, HRP announced that it will distribute the common shares of Senior Housing in the manner described below (the "Spin-Off").

     References in this Form 8-K to HRP include its consolidated subsidiaries, unless the context otherwise requires.

     THE SPIN-OFF.

     Senior Housing, a Maryland real estate investment trust, is a wholly owned subsidiary of HRP that HRP organized in December 1998. In June and July 1999, HRP contributed to other wholly owned subsidiaries its interest in 93 properties (the "Senior Housing Properties"), which include (i) 14 properties leased to subsidiaries of Marriott International, Inc., (ii) four properties leased to subsidiaries of Brookdale Living Communities, Inc., (iii) 26 properties leased to subsidiaries of Mariner Post-Acute Network, Inc., (iv) 42 properties leased to subsidiaries of Integrated Health Services, Inc., (v) one property leased to a subsidiary of Genesis Health Ventures, Inc. and (vi) six properties leased to other tenants. On or about September 1, 1999, HRP transferred 100% of the ownership of its senior housing subsidiaries to Senior Housing. In consideration of these transfers, Senior Housing and one of its subsidiaries have agreed to pay $200 million to HRPT.

     Senior Housing currently has 26 million common shares of beneficial interest ("Senior Housing Common Shares") outstanding. On September 21, 1999, the Securities and Exchange Commission declared effective Senior Housing's registration statement on Form S-11 relating to the Spin-Off and HRP's distribution of Senior Housing Common Shares to HRP's shareholders. On or about October 12, 1999, HRP will distribute 13.2 million Senior Housing Common Shares (the "Spin-Off Shares") to HRP shareholders of record on October 8, 1999. The New York Stock Exchange (the "NYSE") has approved the Spin-Off Shares for listing. Senior Housing will distribute a prospectus concerning the Spin-Off Shares to HRP's shareholders.

     In connection with the Spin-Off, Senior Housing has entered into a $350 million bank credit facility, secured by certain of the Senior Housing Properties. Shortly after the distribution of Senior Housing Common Shares to HRP shareholders, Senior Housing will borrow $200 million under its bank credit facility and pay its formation debt to HRP.

     Upon completion of the Spin-Off, HRP's investment advisor, REIT Management & Research, Inc. ("RMR") will become the investment advisor to Senior Housing, and RMR's contract with HRP will be amended so that amounts invested by HRP in Senior Housing Common Shares will not be counted for purposes of determining the advisory fees payable by HRP to RMR.

     A primary purpose of the Spin-Off is to capitalize separately Senior Housing as a new REIT with a strong core of senior housing and healthcare real estate and industry contacts that can take advantage of favorable market and demographic conditions. To facilitate these efforts two senior officers of RMR will be assigned to devote approximately 75% of their business time to Senior Housing. David J. Hegarty is currently the President and Chief Operating Officer of RMR and of HRP. Ajay Saini is currently a Vice President of RMR and Treasurer and Chief Financial Officer of HRP. Upon completion of the Spin-Off, Messrs. Hegarty and Saini will resign their positions at HRP and assume similar positions at Senior Housing. Upon the resignation of Mr. Hegarty from HRP, it is expected that John A. Mannix, a Vice President of RMR and Executive Vice President of HRP, would become President and Chief Operating Officer of HRP. Upon the resignation of Mr. Saini, it is expected that John Popeo, Treasurer and Chief Financial Officer of RMR, would become Treasurer, Chief Financial Officer and Secretary of HRP. In addition, Bruce M. Gans, M.D., currently an Independent Trustee of HRP, would resign from HRP and become an independent trustee of Senior Housing. No nominee replacement for Dr. Gans has been announced.

     Upon completion of the Spin-Off, HRP will focus on managing and growing its office building investments. As of September 1, 1999, these investments consisted of 175 office buildings that cost $2.5 billion. HRP also owns 4 million common shares of beneficial interest of Hospitality Properties Trust, a NYSE-listed real estate investment trust that HRP created in 1995, which invests in hotels. HRP will retain ownership of 12.8 million Senior Housing Common Shares.

     Copies of the prospectus relating to the Spin-Off of Senior Housing and the distribution of Spin-Off Shares by HRP can be obtained upon request, by writing to Senior Housing Properties Trust, 400 Centre Street, Newton, MA 02458, or by calling (617) 796-8350.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         -------------------------------------------------------------------

       (b) Unaudited Pro Forma Consolidated Financial Statements of HRPT Properties Trust (set forth beginning on page F-1)

                           FORWARD LOOKING STATEMENTS

     This Current Report on Form 8-K contains statements and information that constitute forward looking statements within the meaning of the Securities Exchange Act of 1934, as amended. These statements appear in a number of places in this Form 8-K and include statements regarding strategies, plans, beliefs and current expectations of HRP's management. Readers are cautioned that any such forward looking statements are not guarantees of future events and involve risks and uncertainties that could cause actual results to differ materially from those in the forward looking statements. Such risks and uncertainties include, but are not limited to, the factors discussed in this Form 8-K.

                             HRPT PROPERTIES TRUST

     INTRODUCTION TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

    The following unaudited pro forma consolidated balance sheet at June 30, 1999 is intended to present the financial position of HRPT Properties Trust as if the transactions described in the notes had been completed as of June 30, 1999. The following unaudited pro forma consolidated statements of income are intended to present the results of operations of HRPT as if these transactions had been completed as of January 1, 1998.

    These unaudited pro forma consolidated financial statements are not necessarily indicative of what the actual consolidated financial position or results of operations of HRPT would have been as of the date or for the periods indicated, nor do they represent our expected consolidated financial position or results of operations for any future period. Differences would result from, among other considerations, future changes in HRPT's investments, changes in rent which we receive, changes in interest rates and changes in the capital structure of HRPT. For more information about the financial condition and results of operations of HRPT, please refer to the financial statements of HRPT filed with the SEC, including the audited consolidated financial statements for the year ended December 31, 1998, included in HRPT's Current Report on Form 8-K dated March 5, 1999, and the unaudited consolidated financial statements for the quarter ended June 30, 1999, included in HRPT's Quarterly Report on Form 10-Q for the quarter ended June 30, 1999.

                             HRPT PROPERTIES TRUST
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1999
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                           PRO FORMA
                                                         HISTORICAL(A)    ADJUSTMENTS     PRO FORMA
                                                         -------------   -------------   -----------
                                               ASSETS
Real estate properties:
  Land.................................................      $378,714     $(69,673)         $309,041
  Buildings and improvements...........................     2,627,807     (662,720)        1,965,087
                                                         -------------   -------------   -----------
                                                            3,006,521     (732,393)        2,274,128
  Accumulated depreciation.............................      (184,992)     105,823           (79,169)
                                                         -------------   -------------   -----------
                                                            2,821,529     (626,570)(B)     2,194,959
Real estate mortgages..................................        60,530      (37,638)(B)        22,892
Investment in Hospitality Properties...................       108,242           --           108,242
Investment in Senior Housing...........................            --      220,548 (C)       220,548
Cash and cash equivalents..............................        26,984      (26,593)(D)           391
Other assets, net......................................        84,869       (9,918)(B)        74,951
                                                         -------------   -------------   -----------
                                                           $3,102,154    $(480,171)       $2,621,983
                                                         -------------   -------------   -----------
                                                         -------------   -------------   -----------

                                LIABILITIES AND SHAREHOLDERS' EQUITY
Bank credit facility...................................           $--          $--               $--
Senior notes payable, net..............................       957,513     (200,000)(E)       757,513
Mortgage notes payable.................................        23,985           --            23,985
Convertible subordinated debentures....................       204,863           --           204,863
Other liabilities......................................        51,252         (756)(B)        50,496
Deferred rents and other deferred revenues.............        32,509      (27,369)(B)         5,140
Security deposits......................................        19,332      (15,235)(B)         4,097

Shareholders' equity:
Preferred shares of beneficial interest; $0.01 par
  value; 50,000,000 shares authorized; none issued.....            --           --                --
Common shares of beneficial interest; $0.01 par value;
  150,000,000 shares authorized; 131,894,626 shares
  issued and outstanding...............................         1,319           --             1,319
Additional paid-in capital.............................     1,971,168           --         1,971,168
Cumulative net income..................................       643,924      (10,000)(G)       633,924
Cumulative distributions...............................      (803,711)    (226,811)(F)    (1,030,522)
                                                         -------------   -------------   -----------
  Total shareholders' equity...........................     1,812,700     (236,811)        1,575,889
                                                         -------------   -------------   -----------
                                                           $3,102,154    $(480,171)       $2,621,983
                                                         -------------   -------------   -----------
                                                         -------------   -------------   -----------

See accompanying notes.

                             HRPT PROPERTIES TRUST
              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999
                 (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                           PRO FORMA
                                                         HISTORICAL(A)    ADJUSTMENTS     PRO FORMA
                                                         -------------   -------------   -----------
Revenues:
    Rental income......................................      $203,335     $(42,409)         $160,926
    Interest and other income..........................         7,619       (2,881)            4,738
                                                         -------------   -------------   -----------
          Total revenues...............................       210,954      (45,290)(H)       165,664
                                                         -------------   -------------   -----------
Expenses:
    Operating expenses.................................        50,548           --            50,548
    Interest...........................................        39,525       (5,600)(I)        33,925
    Depreciation and amortization......................        37,314      (11,207)(J)        26,107
    General and administrative.........................         9,849       (2,259)(K)         7,590
                                                         -------------   -------------   -----------
          Total expenses...............................       137,236      (19,066)          118,170
                                                         -------------   -------------   -----------
Income before equity in earnings of
    Hospitality Properties and Senior Housing, and gain
    on sale of properties..............................        73,718      (26,224)           47,494
Equity in earnings of Hospitality Properties...........         4,029           --             4,029
Equity in earnings of Senior Housing...................            --       11,976 (L)        11,976
Loss on equity transaction of Hospitality Properties...          (711)          --              (711)
                                                         -------------   -------------   -----------
Income before gain on sale of properties...............        77,036      (14,248)           62,788
Gain on sale of properties.............................         8,307           --             8,307
                                                         -------------   -------------   -----------
Net income.............................................       $85,343     $(14,248)          $71,095
                                                         -------------   -------------   -----------
                                                         -------------   -------------   -----------
Weighted average shares outstanding....................       131,778           --           131,778
                                                         -------------   -------------   -----------
                                                         -------------   -------------   -----------
Basic and diluted earnings per share:
    Income before gain on sale of properties...........         $0.58                          $0.48
                                                         -------------                   -----------
                                                         -------------                   -----------
    Net income.........................................         $0.65                          $0.54
                                                         -------------                   -----------
                                                         -------------                   -----------

See accompanying notes.

                             HRPT PROPERTIES TRUST
              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                 (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                           PRO FORMA
                                                         HISTORICAL(A)    ADJUSTMENTS     PRO FORMA
                                                         -------------   -------------   -----------
Revenues:
    Rental income......................................      $340,851     $(82,542)        $258,309
    Interest and other income..........................        15,703       (5,764)           9,939
                                                         -------------   -------------   -----------
          Total revenues...............................       356,554      (88,306)(H)      268,248
                                                         -------------   -------------   -----------
Expenses:
    Operating expenses.................................        77,536           --           77,536
    Interest...........................................        64,326      (12,400)(I)       51,926
    Depreciation and amortization......................        60,764      (18,297)(J)       42,467
    General and administrative.........................        17,172       (4,480)(K)       12,692
                                                         -------------   -------------   -----------
          Total expenses...............................       219,798      (35,177)         184,621
                                                         -------------   -------------   -----------
Income before equity in earnings of Hospitality
  Properties and Senior Housing, and extraordinary
  item.................................................       136,756      (53,129)          83,627
Equity in earnings of Hospitality Properties...........         7,687           --            7,687
Equity in earnings of Senior Housing...................            --       25,484 (L)       25,484
Gain on equity transaction of Hospitality Properties...         2,213           --            2,213
                                                         -------------   -------------   -----------
Income before extraordinary item.......................       146,656      (27,645)         119,011
Extraordinary item--early extinguishment of debt.......        (2,140)          --           (2,140)
                                                         -------------   -------------   -----------
Net income.............................................      $144,516     $(27,645)        $116,871
                                                         -------------   -------------   -----------
                                                         -------------   -------------   -----------
Weighted average shares outstanding....................       119,867           --          119,867
                                                         -------------   -------------   -----------
                                                         -------------   -------------   -----------
Basic and diluted earnings per share:
    Income before extraordinary item...................         $1.22                         $0.99
                                                         -------------                   -----------
                                                         -------------                   -----------
    Net income.........................................         $1.21                         $0.98
                                                         -------------                   -----------
                                                         -------------                   -----------

See accompanying notes.

                             HRPT PROPERTIES TRUST
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                             (DOLLARS IN THOUSANDS)

A. Represents the historical consolidated balance sheet and consolidated statements of income of HRPT Properties Trust ("HRPT") as of the date and for the periods presented.

                     CONSOLIDATED BALANCE SHEET ADJUSTMENTS

B. Represents elimination of HRPT's historical carrying value of 93 senior housing investments and related assets and liabilities transferred by HRPT to Senior Housing Properties Trust ("Senior Housing").

C. Represents adjustments to reflect HRPT's investment in Senior Housing after the spin-off and related transactions using the equity method of accounting, calculated as follows:

Net historical carrying value of 93 senior housing investments and related assets and liabilities transferred to Senior Housing (see note
 B)......................................................................   $630,934
Estimated cash transferred by HRPT to Senior Housing (see note D)........     16,425
Cash payment by Senior Housing of the formation debt to HRPT (see note
 E)......................................................................   (200,000)
Distribution by HRPT of Senior Housing shares to HRPT shareholders (see
 note F).................................................................   (226,811)
                                                                           ---------
HRPT's equity investment in Senior Housing...............................   $220,548
                                                                           ---------
                                                                           ---------

D. Represents the net cash effect of the spin-off and related transactions, calculated as follows:

Senior Housing cash at June 30, 1999.....................................      $(168)
Estimated cash transferred to Senior Housing from HRPT...................    (16,425)
Estimated transaction costs paid by HRPT (not reimbursed by Senior
 Housing)................................................................    (10,000)
Cash received by HRPT from Senior Housing to pay the formation debt (see
 note E).................................................................    200,000
Cash used by HRPT to prepay HRPT senior debt outstanding (see note E)....   (200,000)
                                                                           ---------
                                                                            $(26,593)
                                                                           ---------
                                                                           ---------

E. After completion of the spin-off, Senior Housing will borrow $200,000 under its bank credit facility to pay the Senior Housing formation debt due HRPT of $200,000. This adjustment reflects the application of these proceeds by HRPT to prepay HRPT senior debt outstanding.

F. Represents the distribution of Senior Housing shares to HRPT shareholders on the basis of one Senior Housing share for each 10 HRPT shares outstanding, calculated as follows:

Net historical carrying value of 93 senior housing investments and related assets and liabilities transferred to Senior Housing (see note
 B)......................................................................   $630,934
Estimated cash transferred to Senior Housing.............................     16,425
Cash received by HRPT from Senior Housing to pay the formation debt (see
 note E).................................................................   (200,000)
                                                                           ---------
                                                                             447,359
Multiplied by:
 Senior Housing shares distributed to HRPT shareholders (13.19 million)
 as a percentage of total Senior Housing shares outstanding (26
 million)................................................................    X  50.7%
                                                                           ---------
                                                                            $226,811
                                                                           ---------
                                                                           ---------

                             HRPT PROPERTIES TRUST
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                             (DOLLARS IN THOUSANDS)

G. Represents estimated transaction costs of $10 million to be expensed by HRPT. These expenses are not reflected in the pro forma statements of income because they are not recurring.

                 CONSOLIDATED STATEMENTS OF INCOME ADJUSTMENTS

H. Represents historical rent, interest and other income realized by HRPT from properties transferred to Senior Housing.

I.  Represents the reduction in HRPT's interest expense, calculated as follows:

                                                                  SIX MONTHS     YEAR ENDED
                                                                ENDED JUNE 30,  DECEMBER 31,
                                                                     1999           1998
                                                                --------------  ------------
HRPT's senior notes prepaid (see note E)......................      $200,000       $200,000
Multiplied by:
 Historical interest rate of debt to be prepaid...............       X   5.6%       X   6.2%
                                                                --------------  ------------
Reduction in HRPT's interest expense..........................        $5,600        $12,400
                                                                --------------  ------------
                                                                --------------  ------------

J. Represents the historical depreciation expense related to the properties transferred to Senior Housing.

K. Represents the amount of HRPT's general and administrative expense allocated to the properties transferred to Senior Housing. This allocation is based upon HRPT's advisory fee formula and other costs allocated pro rata to the historical cost of the transferred assets compared to HRPT's historical cost of all its properties. Management believes that this method of allocating general and administrative expenses is reasonable.

L. Represents HRPT's share of the pro forma consolidated net income of Senior Housing, calculated as follows:

                                                                  SIX MONTHS     YEAR ENDED
                                                                ENDED JUNE 30,  DECEMBER 31,
                                                                     1999           1998
                                                                --------------  ------------
Senior Housing pro forma net income...........................       $24,293        $51,691
Multiplied by:
 HRPT's ownership of Senior Housing shares (12.81 million) as a percentage of total Senior Housing shares outstanding (26
 million).....................................................      X   49.3%       X  49.3%
                                                                --------------  ------------
Equity in earnings of Senior Housing..........................       $11,976        $25,484
                                                                --------------  ------------
                                                                --------------  ------------

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    HRPT PROPERTIES TRUST



                                    By:  /s/ AJAY SAINI
                                         -------------------------------------
                                         Ajay Saini,
                                         Treasurer and Chief Financial Officer


Date: September 21, 1999